                                                                  EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the incorporation by reference in this Registration Statement of American Management Systems, Incorporated on Form S-8 of our reports dated February 16, 2000, appearing in and incorporated by reference in the Annual Report on Form 10-K of American Management Systems, Incorporated for the year ended Decemebr 31, 1999.

DELOITTE & TOUCHE LLP

McLean, Virginia
March 30, 2000


                                      -9-